Annual Fund Operating Expenses - Elm Market Navigator ETF - Elm Market Navigator ETF Class	Jan. 31, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Acquired Fund Fees and Expenses	0.04%	[1]
Expenses (as a percentage of Assets)	0.24%

[1]	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Please note that the Total Annual Fund Operating Expenses in this fee table will not correlate to the Ratio of Expenses to Average Net Assets figures found within the “Financial Highlights” section of the Prospectus because the financial statements include only the direct operating expenses incurred by the Fund and exclude AFFE.